SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant   ☒                             Filed by a party other than the Registrant   ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CERUS CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 3, 2020.

            CERUS CORPORATION

CERUS CORPORATION

ATTN: LORI L.ROLL

1220 CONCORD AVE., SUITE 600

CONCORD, CA 94520

Meeting Information

Meeting Type:         Annual Meeting

For holders as of:   April 9, 2020

Date:  June 3, 2020            Time:  9:00 a.m., PDT

Location:     Meeting live via the Internet-please visit

      www.virtualshareholdermeeting.com/CERS2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CERS2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:         www.proxyvote.com

2) BY TELEPHONE:    1-800-579-1639

3) BY E-MAIL*:            sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2020 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote By Internet:

      Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

      During The Meeting:

Go to www.virtualshareholdermeeting.com/TWLO2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote “FOR ALL” of the nominees for director set forth in Proposal 1 and “FOR” Proposals 2, 3, 4 and 5.

1.  The election of the three nominees for director named in the Proxy Statement, to hold office until the 2023 Annual Meeting of Stockholders;

Nominees:

01)  Timothy B. Anderson

02)  William M. Greenman

03)  Timothy L. Moore

2.  The approval of an amendment and restatement of the Company’s Amended and Restated 2008 Equity Incentive Plan to increase the aggregate number of shares of common stock available for issuance thereunder by 5,000,000 shares and to make certain other changes thereto as described further in the Proxy Statement;

3.  The approval of an amendment and restatement of the Company’s Amended and Restated 1996 Employee Stock Purchase Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder by 1,500,000 shares;

4.  The approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement; and

5.  The ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.